SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 23, 1996
                                (Date of Report)

                            BALLARD MEDICAL PRODUCTS
                            Exact name of registrant
                           as specified in its charter

                                     1-12318
                             Commission file number

                                      UTAH
                  State or other jurisdiction of incorporation
                                 or organization

                                   87-0340144
                       I.R.S. Employer Identification No.


                 12050 Lone Peak Parkway, Draper, Utah  84020
                              Address and Zip Code
                         of principal executive offices

                                 (801) 572-6800
                         Registrant's telephone number,
                              including area code


          ITEM 2.  ACQUISITION OF ASSETS

               On December 10, 1996, Ballard Medical Products ("BMP"), acting through its wholly-owned Colorado subsidiary, Ballard Acquisition Corporation ("BAC"), entered into a private stock purchase transaction for approximately 90.1% of the outstanding capital stock of Cardiotronics Systems, Incorporated ("Cardiotronics"), a Colorado corporation, at a total purchase price of approximately $11,400,000 ($3.75 effective price per share of Common Stock or equivalent). The shares purchased are as follows:

                Common                                   213,256

                Series C Convertible Preferred         2,499,422

                Series D Convertible Preferred         2,119,828

                Series E Convertible Preferred         6,680,172

               Cardiotronics' principal place of business and principal office is located at 5966 La Place Court, Carlsbad, California. Cardiotronics' shares of Common and Series C Preferred Shares are publicly traded on NASDAQ (small cap).

               Cardiotronics develops, manufactures, and markets medical devices for the acute management of heart rate disorders. Its disposable stimulation electrodes replace traditional defibrillator paddles and facilitate external defibrillation and pacing, and enable hospitals to standardize using Cardiotronics stimulation electrodes, regardless of defibrillator manufacturer. Heart rate disorders are suffered by millions of patients each year who are experiencing a heart attack or who are undergoing an interventional heart procedure such as coronary angioplasty, cardiac arrhythmia ablation, or open heart surgery.

               Also effective December 10, 1996, BMP and BAC entered into a Merger Agreement with Cardiotronics, pursuant to which BAC is to be merged into Cardiotronics, with Cardiotronics as the sole surviving corporation under
          Section 7-111-104 of the Colorado Business Corporation Act (the "CBCA"). This section of the CBCA allows a parent corporation owning at least 90% of a subsidiary to effect such a merger without seeking the approval of the shareholders of the subsidiary corporation (here, Cardiotronics). As part of this merger, each remaining shareholder of Cardiotronics will be entitled to receive $3.75 per share of Common Stock or equivalent thereof then held by such shareholder or to exercise his or her dissenters' rights under the CBCA.

               In addition to the stock purchase, on December 10, 1996 BAC paid the $5,546,847 owed on Cardiotronics' line of credit with Bank of Boston Connecticut, and $2,663,168 owed by Cardiotronics on demand loans to Warburg, Pincus Investors, L.P. and Vertical Fund Associates, L.P. Also as part of the transaction, certain officers and key employees of Cardiotronics were paid retention bonuses (totaling $576,397) and consideration in cancellation of "in the money" Cardiotronics options (totaling $53,582). Finally, a payment of $525,000 went to Dillon, Read & Co., Inc., who acted as financial advisors to Cardiotronics in this transaction, and a payment of $80,000 went to Cardiotronics' legal counsel, Luce, Forward, Hamilton & Scripps, L.L.P.

               All funds expended by BAC in this transaction were from
          a capital contribution  received from BMP.   BMP funded this
          capital contribution from its cash reserves.

               BMP also incorporates herein by reference the Schedule 13D filed with the SEC by BAC on or about December 10, 1996.

          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

               (a)  FINANCIAL  STATEMENTS OF  BUSINESS ACQUIRED.   The
          following   financial   statements   of  Cardiotronics   are
          incorporated herein by reference:

          Consolidated Statement of     Incorporated by reference
          Operations for the Year       from Cardiotronics' Annual
          Ended December 31, 1995       Report on Form 10-KSB for
                                        the year ended December 31,
                                        1995, filed April 1, 1996.

          Consolidated Balance Sheet    Incorporated by reference
          at December 31, 1995          from Cardiotronics' Annual
                                        Report on Form 10-KSB for
                                        the year ended December 31,
                                        1995, filed April 1, 1996.

          Consolidated Statement of     Incorporated by reference
          Cash Flows for the Year       from Cardiotronics' Annual
          Ended December 31, 1995       Report on Form 10-KSB for
                                        the year ended December 31,
                                        1995, filed April 1, 1996.

          Consolidated Statement of     Incorporated by reference
          Operations (unaudited) for    from Cardiotronics'
          the Nine Months Ended         Quarterly Report on Form 10-
          September 30, 1996            QSB for the quarter and nine
                                        months ended September 30,
                                        1996, filed November 8, 1996.

          Consolidated Balance Sheet    Incorporated by reference
          (unaudited) at September 30,  from Cardiotronics'
          1996                          Quarterly Report on Form 10-
                                        QSB for the quarter and nine
                                        months ended September 30,
                                        1996, filed November 8, 1996.

          Consolidated Statement of     Incorporated by reference
          Cash Flows (unaudited) for    from Cardiotronics'
          the nine months ended         Quarterly Report on Form 10-
          September 30, 1996            QSB for the quarter and nine
                                        months ended September 30,
                                        1996, filed November 8, 1996.

               (b) PRO FORMA FINANCIAL INFORMATION. Set forth below are pro forma financial statements which reflect a pro forma consolidation of Cardiotronics with BMP and its subsidiaries. The Statement of Operations shows what the combined operations of the companies for the year ended September 30, 1996 would have been. The Balance Sheet shows a pro forma combination of the companies' assets and liabilities as of September 30, 1996. In the pro forma financial statements, Cardiotronics is abbreviated as "Cardio."

          BALLARD MEDICAL PRODUCTS AND SUBSIDIARIES
          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
          SEPTEMBER 30, 1996


                            Cardio           BMP
                           9/30/96       9/30/96   Eliminations   Consolidated


       ASSETS

       CURRENT ASSETS
       Cash              $223,173   $14,164,103   ($11,392,918)    $2,994,358

       Investments                   26,662,598     (8,654,983)    18,007,615

       Accounts
       receivable         901,481    19,944,055                    20,845,536
       Other
       receivables                    5,262,176                     5,262,176

       Inventories        924,145    13,844,860                    14,769,005
       Deferred
       income taxes                   1,057,303                     1,057,303

       Other              176,447       169,431                       345,878

       Total
       current
       assets           2,225,246    81,104,526    (20,047,901)    63,281,871

       PROPERTY AND EQUIPMENT

       Land                           3,944,701                     3,944,701

       Buildings                     20,131,728                    20,131,728

       Equipment          909,983    19,276,562                    20,186,545

       Total              909,983    43,352,991                    44,262,974

       Less
       accumlated
       depreciation      (250,454)   (8,058,401)                   (8,308,855)

       Property
       and
       equipment-
       net                659,529    35,294,590                    35,954,119

       Intangible
       assets           7,891,912    20,656,808      9,061,935     37,610,655

       Other
       Assets             248,549     5,409,164                     5,657,713

       Total
       Assets          11,025,236   142,465,088    (10,985,966)   142,504,358

       LIABILITIES AND STOCKHOLDERS' EQUITY

       CURRENT
       LIABILITIES

       Accounts
       payable            864,421     2,273,674                     3,138,095
       Accrued
       liabilities        745,416     3,156,810                     3,902,226

       Notes
       payable          8,000,000                   (8,000,000)             0

       Total
       current
       liabilities      9,609,837     5,430,484     (8,000,000)     7,040,321

       Deferred
       taxes                          1,110,764                     1,110,764

       Total
       liabilities      9,609,837     6,541,248     (8,000,000)     8,151,085

       STOCKHOLDERS' EQUITY

       Minority
       interest                                       (268,303)      (268,303)

       Convertible
       Preferred C
       stock               82,939                      (82,939)

       Common stock       269,720     2,770,232       (269,720)     2,770,232

       Paid in
       capital,
       Series C
       Preferred       10,917,061                  (10,917,061)             0

       Paid in
       capital          5,599,070    38,935,892      5,599,070     38,935,892

       Unrealized
       losses on
       investments                     (156,564)                     (156,564)

       Retained
       earnings       (15,453,391)   94,374,280     14,151,127     93,072,016

       Total stock
       equity           1,415,399   135,923,840     (2,985,966)   134,353,273

       Total
       liabilities
       and
       stockholders
       equity         $11,025,236  $142,465,088   ($10,985,966)  $142,504,358

      BALLARD MEDICAL PRODUCTS AND SUBSIDIARIES
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
      FOR THE YEAR ENDED SEPTEMBER 30, 1996

                          Cardio           BMP
                     Year Ending   Year Ending                 Consolidated
                         9/30/96       9/30/96  Eliminations        9/30/96

       Net Sales     $9,509,989   $103,525,263                 $113,035,252

       Cost of
       products
       sold           4,953,578     35,734,178                   40,687,756

       Gross margin   4,556,411     67,791,085                   72,347,496

       Operating
       Expenses:

       SG&A           4,362,080     28,286,793                   32,648,873

       R&D              520,418      2,903,805                    3,424,223

       Patent
       litigation       212,271                                     212,271

       Amort. of
       intangibles    4,240,863                    $647,281       4,888,144

       Royalties                     1,539,200                    1,539,200

                      9,335,632     32,729,798      647,281      42,712,711

       Operating
       income/
       (loss)        (4,779,221)    35,061,287     (647,281)     29,634,785

       Other
       income/
       (expense)       (524,997)     5,308,873   (1,031,470)      3,752,406

       Net income/
       (loss)
       before
       taxes         (5,304,218)    40,370,160   (1,678,751)     33,387,191

       Tax expense   (1,940,246)    14,767,121     (376,487)     12,450,388

       Net income/
       (loss)         3,363,972     25,603,039   (1,302,264)     20,936,803

       NET INCOME PER SHARE:

          Common and common
          equivalent share              $0.895                       $0.732

          Common share assuming
          full dilution                 $0.884                       $0.723

       WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:

          Common and common
          equivalent share          28,614,136                   28,614,136

          Common share assuming
          full dilution             28,968,855                   28,968,855


           (c)  EXHIBITS

       Exhibit
       Number    Description              Location

       23.1      Consent of Deloitte &
                 Touche LLP (Costa Mesa,
                 California)

       99.1      Stock Purchase           Incorporated by
                 Agreement (with various  reference to Exhibit 1
                 "Sellers" named          to Schedule 13D filed
                 therein)                 December 11, 1996 by
                                          Ballard Acquisition
                                          Corporation

       99.2      Stock Purchase           Incorporated by
                 Agreement (with SO-CAL   reference to Exhibit 2
                 PARTNERS, L.P., as       to Schedule 13D filed
                 "Seller")                December 11, 1996 by
                                          Ballard Acquisition
                                          Corporation

       99.3      Merger Agreement         Incorporated by
                                          reference to Exhibit 3
                                          to Schedule 13D filed
                                          December 11, 1996 by
                                          Ballard Acquisition
                                          Corporation

                                      SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BALLARD MEDICAL PRODUCTS

      Dated:  December 23, 1996     By:  Dale H. Ballard, President